UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 18, 2021

(Exact name of registrant as specified in its charter)

Delaware	0-7928	11-2139466
(State or jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

68 South Service Road, Suite 230
Melville, New York 11747
(Address of Principal Executive Offices, including zip code)

(631) 962-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC
Series A Junior Participating Cumulative Preferred Stock, par value $0.10 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 18, 2021, Comtech Telecommunications Corp., a Delaware corporation (the “Company”), entered into a Subscription Agreement (the “Subscription Agreement”) with certain affiliates and related funds of Magnetar Capital LLC and White Hat Capital Partners LP (collectively, the “Investors”), relating to the issuance and sale of up to 125,000 shares of a new series of the Company’s Series A Convertible Preferred Stock, par value $0.10 per share, titled the “Series A Convertible Preferred Stock” (the “Series A Convertible Preferred Stock”), for an aggregate purchase price of up to $125,000,000, or $1,000 per share. On October 19, 2021 (the “Initial Closing Date”), pursuant to the terms of the Subscription Agreement, the Investors purchased an aggregate of 100,000 shares of Series A Convertible Preferred Stock (the “Initial Issuance”) for an aggregate purchase price of $100,000,000. In addition, each of the Investors has a one-time option exercisable at any time on or prior to March 31, 2023 to purchase their pro rata portion of an aggregate of 25,000 additional shares of Series A Convertible Preferred Stock for an aggregate purchase price of $25,000,000 (each, a “Subsequent Issuance,” and together with the Initial Issuance, the “Issuance”).

Designation of Series A Convertible Preferred Stock

The Series A Convertible Preferred Stock will rank senior to the shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”), with respect to the payment of dividends and the distribution of assets upon a liquidation, dissolution or winding up of the Company. The Series A Convertible Preferred Stock will initially have a liquidation preference of $1,000 per share. Holders of the Series A Convertible Preferred Stock will be entitled to a cumulative dividend (the “Dividend”) at the rate of 6.5% per annum, compounding quarterly, paid-in-kind or paid in cash, at the Company’s election. For any quarter in which the Company elects not to pay the Dividend in cash with respect to a share of Series A Convertible Preferred Stock, such Dividend will become part of the liquidation preference of such share, as set forth in the Certificate of Designations designating the Series A Convertible Preferred Stock, which was filed by the Company with the Secretary of State of the State of Delaware on the Initial Closing Date (the “Certificate of Designations”). In addition, no dividend or other distribution on the Common Stock will be declared or paid on the Common Stock unless, at the time of such declaration and payment, an equivalent dividend or distribution is declared and paid on the Series A Convertible Preferred Stock (the “Participating Dividend”), provided that in the case of any such dividend in the form cash, in lieu of a cash payment, such Participating Dividend will become part of the liquidation preference of the shares of Series A Convertible Preferred Stock, as set forth in the Certificate of Designations. However, the Participating Dividend will not apply to any dividends on Common Stock in the ordinary course consistent with past practice on a quarterly basis in an amount not to exceed the Company’s current dividend rate of $0.10 per share per quarter.

Conversion Rights and Mandatory Redemption

The Series A Convertible Preferred Stock will be convertible into shares of Common Stock at the option of the holders thereof at or following the earlier to occur of (a) (i) the later of (x) the first anniversary of the date of the Initial Issuance, and (y) the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, and (b) immediately prior to (and conditioned upon) the consummation of a Change of Control (as defined in the Certificate of Designations). At any time after the third anniversary of the date of the Initial Issuance, the Company has the right to mandatorily redeem the Series A Convertible Preferred Stock, subject to certain restrictions based on the price of the Common Stock in the preceding thirty (30) trading days. The initial conversion price for the shares issued in the Initial Issuance is $24.50, and the initial conversion price for the shares issued in any Subsequent Issuance is $32.00, in each case, subject to certain adjustments set forth in the Certificate of Designations, including, in the case of the shares issued in the Initial Issuance, an increase in the conversion price to $26.00 upon the achievement of a financial target for the Company’s 2022 fiscal year, as set forth in the Certificate of Designations.

Voting and Consent Rights

Holders of the Series A Convertible Preferred Stock will be entitled to vote with the holders of the Common Stock on an as-converted basis. Holders of the Series A Convertible Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Series A Convertible Preferred Stock, authorizations or issuances of securities of the Company, the payment of dividends other than dividends on Common Stock in the ordinary course consistent with past practice on a quarterly basis in an amount not to exceed the Company’s current dividend rate of $0.10 per share per quarter, related party transactions, repurchases or redemptions of securities of the Company (other than the repurchase of up to $25,000,000 of shares of Common Stock), dispositions of businesses or assets, the incurrence of indebtedness and certain amendments or extensions of the Company’s existing credit facility, in each case, subject to the exceptions and qualifications set forth in the Certificate of Designations.

Repurchase Rights

Each Investor will have the right to require the Company to repurchase such Investor’s Series A Convertible Preferred Stock on a date occurring either (a) on or after October 19, 2026 (the “Optional Repurchase Trigger Date”) or (b) in connection with a conversion of Series A Convertible Preferred Stock at any time after the date that is 91 days after the maturity date of the Company’s existing credit facility pursuant to which the number of shares of Common Stock issuable upon such conversion would exceed 19.99% of the issued and outstanding shares of Common Stock as of October 18, 2021, in either case, at a price and on the terms set forth in the Certificate of Designations. In addition, each Investor will have the right to cause the Company to repurchase its shares of Series A Convertible Preferred Stock in connection with a Change of Control, at a price and on the terms set forth in the Certificate of Designations.

Right to Nominate Director

For so long as the Investors (or their permitted transferees) own beneficially and of record at least fifty percent (50%) of the shares of Series A Convertible Preferred Stock purchased pursuant to the Subscription Agreement (including any shares of Series A Convertible Preferred Stock previously held that were subsequently converted into shares of Common Stock for so long as the Investors (or their permitted transferees) continue to own beneficially and of record such shares of Common Stock), the Investors representing at least a majority of the outstanding shares of Series A Convertible Preferred Stock then outstanding will have the right to nominate one person to serve on the Board of Directors of the Company (the “Board”), with the initial nominee to be nominated no later than the date that is six months after the Initial Issuance. If there is no vacancy on the Board at such time, the Company will expand the size of the Board to create a vacancy. Subject to the qualifications set forth in the Certificate of Designations, the initial nominee of the holders of Series A Convertible Preferred Stock will be appointed to the Board for a term expiring at the next succeeding annual meeting of the Company’s stockholders and until his or her successor is duly elected and qualified.

Standstill

Until the one year anniversary of the Voting Rights Expiration Date (as defined in the Certificate of Designations), subject to the qualifications set forth in the Subscription Agreement, the Investors will be subject to certain standstill restrictions pursuant to which the Investors will be restricted, among other things and subject to certain customary exceptions, from (1) acquiring more than a specified amount of the Company’s outstanding Common Stock or securities exchangeable for or convertible into the Common Stock, (2) making, participating in or encouraging any proxy solicitation or submitting any shareholder proposal to the Company, (3) publicly proposing any change of control or other material transaction involving the Company, (4) seeking representation on the Board (beyond the representation provided for above), (5) seeking to control or influence the management, board of directors or business of the Company, (6) encouraging or entering into any agreements with any person with respect to any of the foregoing, or (7) taking any action that would require the Company to make a public announcement regarding any of the foregoing.

Transfer Restrictions

Prior to the second anniversary of the Initial Issuance, the Investors will be restricted from transferring the Series A Convertible Preferred Stock, subject to certain specified exceptions.

The Subscription Agreement has been filed as Exhibit 10.1 attached to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms and conditions. It is not intended to provide any other information about the Investors or the Company. The Subscription Agreement contains representations, warranties and covenants of the parties thereto made to and solely for the benefit of each other, and such representations, warranties, and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. Investors and securityholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Subscription Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Subscription Agreement and the Certificate of Designations is not complete and is qualified in its entirety by reference to Subscription Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and the Certificate of Designations, which is attached to this Current Report on Form 8-K as Exhibit 3.1, each of which is incorporated herein by reference.

Voting Agreements

In connection with the closing of the Initial Issuance, the Company entered into Voting Agreements with each of the Investors (together, the “Voting Agreements”), pursuant to which the Investors agreed, among other things, subject to the qualifications and exceptions set forth in the Voting Agreements, to vote their shares of Series A Convertible Preferred Stock at each meeting of the stockholders of the Company subsequent to the annual meeting of stockholders of the Company for the 2021 fiscal year in the same manner as recommended by the Board with respect to the election or removal of directors and any Company or stockholder proposal. Except in the circumstances specified in the Voting Agreements, the Voting Agreements will terminate on the Voting Rights Expiration Date.

The foregoing description of the Voting Agreements is not complete and is qualified in its entirety by reference to the form of the Voting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Initial Issuance, the Company entered into a Registration Rights Agreement with the Investors, pursuant to which the Company granted the Investors certain customary registration rights with respect to shares of Series A Convertible Preferred Stock and Common Stock issuable upon conversion of Series A Convertible Preferred Stock.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 99.2, and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information related to the issuance and sale of the Series A Convertible Preferred Stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information related to the issuance and sale of the Series A Convertible Preferred Stock contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01, pursuant to the terms of the Subscription Agreement, the Company has issued (and has agreed to issue) shares of Series A Convertible Preferred Stock to the Investors. This issuance and sale is and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder. The Investors represented to the Company that they are “accredited investors” as defined in Rule 501 of the Securities Act and that the Series A Convertible Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of the Series A Convertible Preferred Stock or shares of the Common Stock issued in connection with any future conversion of the Series A Convertible Preferred Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 19, 2021, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the terms, rights, obligations and preferences of the Series A Convertible Preferred Stock. The Certificate of Designations became effective upon filing with the Secretary of State of the State of Delaware.

The description of the Certificate of Designations contained herein is not complete and is qualified in its entirety by reference to the Certificate of Designations, which is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained herein are forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements about the investment described herein and achievement of its potential benefits, the intended use of proceeds and the expected changes to the Board. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its credit facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designations designating the Series A Convertible Preferred Stock
10.1	Subscription Agreement, dated as of October 18, 2021, by and among Comtech Telecommunications Corp. and the Investors named therein
99.1	Form of Voting Agreement
99.2	Registration Rights Agreement, dated as of October 19, 2021, by and among Comtech Telecommunications Corp. and the Investors named therein
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2021	COMTECH TELECOMMUNICATIONS CORP.

	By:	/s/ Michael A. Bondi
Michael A. Bondi Chief Financial Officer